GOLDMAN SACHS TRUST
(the “Trust”)

Goldman Sachs Asset Allocation Portfolios

Class A, B, C, Institutional, Service, R and IR Shares of
Goldman Sachs Balanced Strategy Portfolio
Goldman Sachs Growth and Income Strategy Portfolio
Goldman Sachs Growth Strategy Portfolio

Supplement dated February 15, 2008 to the
Prospectuses dated April 30, 2007 (the “Prospectuses”)

Effective February 15, 2008, the Goldman Sachs Local Emerging Markets Debt Fund will be added as an underlying fund which is available for investment by the Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio and Goldman Sachs Growth Strategy Portfolio.

This supplement updates the disclosure contained in the Prospectuses as follows:

The following is inserted in the table in the section “Description of Underlying Funds”:

Expected
Approximate
	Investment		Interest Rate		Credit
Underlying Fund	Objectives	Duration or Maturity	Sensitivity	Investment Sector	Quality	Other Investments

Local Emerging Markets Debt	A high level of total return consisting of income and capital appreciation.	Target Duration* = one to six years	N/A	At least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure. Also invests in futures, swaps and other derivatives.	Minimum = D (Standard & Poor’s) or C (Moody’s)	Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks, interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers, fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), loan participations, and repurchase agreements with respect to the foregoing.

The following bullet points replace the second and tenth bullet points, respectively, in the section “Principal Risks of the Underlying Funds—Risks That Are Particularly Important For Specific Underlying Funds”:

•	Non-Diversification Risk—The Global Income, International Real Estate Securities, Real Estate Securities, Emerging Markets Debt, Commodity Strategy and Local Emerging Markets Debt Funds are non-diversified, meaning that each fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, these funds may be more susceptible to adverse developments affecting any single issuer held in their portfolios, and may be more susceptible to greater losses because of these developments.

•	Non-Hedging Foreign Currency Trading Risk—The Core Fixed Income, Global Income, High Yield, Emerging Markets Debt and Local Emerging Markets Debt Funds may engage, to a greater extent than the other Underlying Funds, in forward foreign currency transactions for speculative purposes. These Underlying Funds’ investment advisers may purchase or sell foreign currencies through the use of forward contracts based on the investment advisers’ judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the investment advisers seek to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the investment advisers’ expectations may produce significant losses to these Underlying Funds.

The following is inserted in the second table in the section “Service Providers—Management Fees”:

		Total Net
		Operating Expense
Underlying Fund	Management Fee	Ratio

Local Emerging Markets Debt Fund	First $2 billion 0.90% Over $2 billion 0.81%	1.01%

The following paragraphs are added above the section “Risks of Foreign Investments” in Appendix A:

Risks of Sovereign Debt.  Investment in sovereign debt obligations by the Local Emerging Markets Debt Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Underlying Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Structured Investment Vehicles.  Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

The following should replace the first sentence of the section “Mortgage-Backed Securities” in Appendix A:

Mortgage-Backed Securities.  The Underlying Funds (other than Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured International Equity Funds (the “Structured Equity Funds”) and Local Emerging Markets Debt Fund) may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

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